Exhibit 10.1
AMENDMENT No. 4 AND WAIVER, dated as of November 5, 2014 (this “Waiver and Amendment”), to the Credit Agreement dated as of July 7, 2010, among DYNCORP INTERNATIONAL INC., a Delaware corporation (the “Borrower”), Delta Tucker Holdings, Inc., a Delaware corporation (“Holdings”), the other Guarantors party thereto, the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”), BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”), Collateral Agent, L/C Issuer and Swing Line Lender and the other parties thereto (as amended by that certain Amendment and Waiver to Credit Agreement dated as of January 21, 2011, Amendment No. 2 to Credit Agreement dated as of August 10, 2011, Amendment No. 3 to Credit Agreement dated as of June 19, 2013 and as further amended, restated, modified and supplemented from time to time, the “Credit Agreement”); capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.
WHEREAS, the Borrower desires to waive or amend certain provisions of the Credit Agreement on the terms set forth herein;
WHEREAS, Section 10.01 of the Credit Agreement provides that the relevant Loan Parties and the Required Lenders may waive or amend the Credit Agreement and the other Loan Documents for certain purposes.
NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
Section 1.Waiver.
(i)The Lenders party hereto, who constitute the Required Lenders, hereby waive compliance with the covenants set forth in Sections 7.10(a) and (b) of the Credit Agreement solely with respect to the Test Period ending on September 26, 2014. The Loan Parties acknowledge that the failure to comply with Sections 7.10(a) and (b) of the Credit Agreement on or after the Test Period ending on December 31, 2014 (subject to cure pursuant to Section 8.05 of the Credit Agreement) shall constitute an Event of Default.
(ii)The Lenders party hereto, who constitute the Required Lenders, hereby waive the provisions in Section 2.06(a) of the Credit Agreement requiring (1) three Business Days’ prior written notice of the election to terminate or permanently reduce the Revolving Credit Commitments and (2) any partial reduction be in any whole multiple of $1,000,000 in excess of $5,000,000, in connection with the termination and reduction of a portion of the Revolving Credit Commitments on the Amendment No. 4 Effective Date as contemplated by the last sentence of Section 2.06(b) of the Credit Agreement, so long as the Borrower shall have provided the Administrative Agent notice of the proposed termination or reduction of the Revolving Credit Commitments prior to the Amendment No. 4 Effective Date.

Section 2.Amendment.
(i)Section 1.01 of the Credit Agreement is hereby amended to:
(1)add the following defined term in proper alphabetical order:
(i)“Amendment No. 4 Effective Date” means November 5, 2014.
(ii)“Amendment No. 4” means Amendment No. 4 and Waiver to this Agreement, dated as of November 5, 2014, by and among Holdings, the Borrower, the other Loan Parties, the Administrative Agent, the Lenders party thereto and the other parties thereto.
(iii)“FATCA” means Sections 1471 through 1474 of the Code, as of the date of the Amendment No. 4 Effective Date (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations, administrative authority, or other official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code as of the date of the Amendment No. 4 Effective Date (or any amended or successor version described above) and any intergovernmental agreements implementing any of the foregoing (together with any law implementing any such agreement, including any U.S. or non-U.S. regulations or any other official guidance).

(iv)“T-6 COMBS” means the JPATS T-6 COMBS (Contract Operated & Maintenance Base Support) agreement, dated as of June 1, 2012, among the Borrower and the U.S. Air Force.
(2)amend the definition of “Committed Loan Notice” by adding the following at the end thereof:
“or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Borrower”
(3)amend clause (1) under the definition of “Consolidated Net Income” by adding the following at the end thereof:
“provided for all purposes, other than determining the amount available under the definition of Cumulative Credit, for the avoidance of doubt, the aggregate amount of the charge relating to T-6 COMBS recorded in accordance with GAAP in the quarter ended September 26, 2014 in an aggregate amount not to exceed $35,000,000 shall be excluded, but no further charges relating to T-6 COMBS shall be excluded; provided, further solely for purposes of determining the amount available under the definition of Cumulative Credit, the aggregate amount of any subsequent reversal of the charge relating to T-6 COMBS in the quarter ended September 26, 2014 shall be included;”
(4)amend the definition of “Excluded Taxes” by deleting the word “or” at the end of clause (c) thereof, adding “and” at the end of clause (d) thereof and adding the following new clause (e) thereto:
“(e) any U.S. federal withholding tax imposed pursuant to FATCA.”
(5)amend the definition of “Responsible Officer” by adding the following at the end of the first sentence thereof:
“and, solely for purposes of notices given pursuant to Article II, any other officer of the applicable Loan Party so designated by any of the foregoing officers in a notice to the Administrative Agent or any other officer or employee of the applicable Loan Party designated in or pursuant to an agreement between the applicable Loan Party and the Administrative Agent.”
(6)amend the definition of “Swing Line Loan Notice” by adding the following at the end thereof:
“or such other form as approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approve by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Borrower.”
(ii)Section 2.02(a) of the Credit Agreement is hereby amended by adding the following at the end of the second sentence thereof:
“; provided, however, that if the Borrower wishes to request a Eurocurrency Rate Loan having an Interest Period other than one, two, three or six months in duration as provided in the definition of “Interest Period,” the applicable notice must be received by the Administrative Agent not later than 11:00 a.m. four (4) Business Days prior to the requested date of such Borrowing, conversion or continuation, whereupon the Administrative Agent shall give prompt notice to the Lenders of such request and determine whether the requested Interest Period is acceptable to all of them. Not later than 11:00 a.m., three Business Days before the requested date of such Borrowing, conversion or continuation, the Administrative Agent shall notify the Borrower (which notice may be by telephone) whether or not the requested Interest Period has been consented to by all the Lenders.”
(iii)Section 2.04(b) of the Credit Agreement is hereby amended by deleting the first sentence thereof in its entirety and replacing it with the following:
“Each Swing Line Borrowing shall be made upon the Borrower’s irrevocable notice to the Swing Line Lender and the Administrative Agent, which may be given by (A) telephone or (B) by a Swing Line Loan Notice; provided that any telephonic notice must be confirmed promptly by delivery to the Swing Line Lender and the Administrative Agent of a Swing Line Loan Notice.”
(iv)Section 2.05(d) of the Credit Agreement is hereby amended by replacing the words “six month anniversary of the Amendment No. 2 Effective Date” with the words “six month anniversary of the Amendment No. 4 Effective Date”.

(v)Section 2.06(b) of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:
“Immediately after giving effect to Amendment No. 4, the aggregate principal amount of Revolving Credit Commitments of each Revolving Credit Lender that has consented to Amendment No. 4 shall be reduced by 20%.”
(vi)Section 2.06(c) of the Credit Agreement is hereby amended by deleting the parenthetical in the second sentence thereof and replacing it with following:
“(other than (x) the termination of the Commitment of any Lender as provided in Section 3.07 and (y) the reduction of Revolving Credit Commitments on the Amendment No. 4 Effective Date pursuant to the final sentence of Section 2.06(b)).”
(vii)Section 3.01(d) of the Credit Agreement is hereby amended by adding the following new clause (iii) thereof:
“(iii)    If a payment made to a Lender (including any L/C Issuer) under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the applicable Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the applicable Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the applicable Borrower or the Administrative Agent as may be necessary for the applicable Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine whether such Lender has complied with such Lender’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this clause (d), “FATCA” shall include any amendments made to FATCA after the Amendment No. 4 Effective Date.”
(viii)Section 3.01 of the Credit Agreement is hereby amended by adding the following new clause (g) thereof:
“(g)    For purposes of determining withholding taxes imposed under FATCA, from and after the Amendment No. 4 Effective Date, the Borrowers and the Administrative Agent agree to treat (and the Lenders hereby authorize the Administrative Agent to treat) any Loan Document and any Loan made or Letter of Credit issued under any Loan Document as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).”
(ix)Section 7.10(a) of the Credit Agreement is hereby amended to replace the table in such Section with the following:

Test Period	Total Leverage Ratio
September 27, 2014 - December 31, 2014	5.55 to 1.0
January 1, 2015 - March 27, 2015	6.65 to 1.0
March 28, 2015 - June 26, 2015	7.70 to 1.0
June 27, 2015 - September 25, 2015	8.10 to 1.0
September 26, 2015 - December 31, 2015	7.75 to 1.0
January 1, 2016 - March 25, 2016	7.60 to 1.0
March 26, 2016 - June 24, 2016	6.90 to 1.0
June 25, 2016 - and thereafter	6.60 to 1.0

(x)Section 7.10(b) of the Credit Agreement is hereby to replace the table in such Section with the following:

Test Period	Interest Coverage Ratio
September 27, 2014 - December 31, 2015	1.05 to 1.0
January 1, 2016 - March 25, 2016	1.15 to 1.0
March 26, 2016 - June 24, 2016	1.20 to 1.0
June 25, 2016 - and thereafter	1.30 to 1.0

(xi)The Credit Agreement is hereby amended by adding the following as a new Section 10.20:
“Section 10.20.    Electronic Execution of Assignments and Certain Other Documents. The words “execute,” “execution,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation Assignment and Assumptions, amendments or other modifications, Committed Loan Notices, Swing Line Loan Notices, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it.”
Section 3.Representations and Warranties, No Default. After giving effect to the waiver and amendments contained herein, on the Amendment No. 4 Effective Date (as defined below) the Borrower hereby confirms that: (a) this Waiver and Amendment has been duly authorized, executed and delivered by the Borrower and constitutes the legal, valid and binding obligations of the Borrower enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies; (b) the representations and warranties set forth in Article V of the Credit Agreement are true and correct in all material respects on and as of the Amendment No. 4 Effective Date with the same effect as though made on and as of the Amendment No. 4 Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date) and except to the extent such representations and warranties are already qualified by materiality (in which case such representations and warranties shall be true and correct in all respects); and (c) no Default or Event of Default has occurred and is continuing under the Credit Agreement.

Section 4.Effectiveness. This Waiver and Amendment shall become effective on the date that the following conditions have been satisfied (the “Amendment No. 4 Effective Date”):
(i)Consents. The Administrative Agent shall have received an executed signature page to this Waiver and Amendment (a “Consent”) from the Lenders constituting the Required Lenders and each Loan Party (for the avoidance of doubt, Required Lenders shall be determined by calculating the Total Outstandings and the aggregate unused Revolving Credit Commitments of each Lender prior to taking into effect the reduction of the Revolving Credit Commitments described in the last sentence of Section 2.06(b) of the Credit Agreement);
(ii)Fees. The Administrative Agent shall have received all fees required to be paid, and all expenses required to be paid or reimbursed under Section 10.04(a) of the Credit Agreement to the extent invoiced two (2) Business Days prior to the Amendment No. 4 Effective Date;
(iii)Officer’s Certificate. The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower dated the Amendment No. 4 Effective Date certifying that (a) all representations and warranties in Section 3 hereto shall be true and correct as of the date hereof before and after giving effect to this Waiver and Amendment, as though made on and as of such date and (b) no Default shall have occurred and be continuing;

(iv)Notice of Reduction to Commitments. The Administrative Agent shall have received an irrevocable written notice to reduce the Revolving Credit Commitments on the Amendment No. 4 Effective Date in an aggregate principal amount equal to 20% of the total amount of Revolving Credit Commitments held by Revolving Credit Lenders that have consented to this Waiver and Amendment;
(v)Consent Fee. The Administrative Agent shall have received payment from the Borrower, in same day funds, for the account of each Lender that delivers an executed counterpart signature page to this Waiver and Amendment at or prior to 12:00 noon, New York City time, on November 4, 2014 (such time, the “Deadline”) indicating such Lender’s Consent to this Waiver and Amendment, a Consent fee in an aggregate amount equal to 0.25% of the aggregate principal amount of Term Loans and/or Revolving Credit Commitments held by such Lender immediately prior to giving effect to Amendment No. 4.

Section 5.Counterparts. This Waiver and Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Waiver and Amendment by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 6.Applicable Law.
(a)THIS WAIVER AND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS WAIVER AND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
(b)ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS WAIVER AND AMENDMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS WAIVER AND AMENDMENT, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY, AND BY EXECUTION AND DELIVERY OF THIS WAIVER AND AMENDMENT, EACH PARTY HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH PARTY HERETO IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS WAIVER AND AMENDMENT OR ANY OTHER DOCUMENT RELATED HERETO. EACH PARTY HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.

Section 7.Headings. The headings of the several sections and subsections of this Waiver and Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Waiver and Amendment.

Section 8.Effect of Amendment. Except as expressly set forth herein, (i) this Waiver and Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Collateral Agent, in each case under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of any other Loan Document. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect. Each Loan Party reaffirms its obligations under the Loan Documents to which it is party and the validity of the Liens granted by it pursuant to the Collateral Documents. This Waiver and Amendment shall constitute a Loan Document for purposes of the Credit Agreement and from and after the Amendment No. 4 Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit

Agreement as amended by this Waiver and Amendment. Each of the Loan Parties hereby consents to this Waiver and Amendment and confirms that all obligations of such Loan Party under the Loan Documents to which such Loan Party is a party shall continue to apply to the Credit Agreement as amended hereby.

Section 9.WAIVER OF RIGHT TO TRIAL BY JURY.

TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY TO THIS WAIVER AND AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS WAIVER AND AMENDMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS WAIVER AND AMENDMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS WAIVER AND AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 9 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Amendment to be duly executed by their respective authorized officers as of the day and year first above written.
DYNCORP INTERNATIONAL INC.

By:	/s/ William T. Kansky
Name: William T. Kansky
Title: Senior Vice President and Chief Financial Officer
DELTA TUCKER HOLDINGS, INC.

By:	/s/ William T. Kansky
Name: William T. Kansky
Title: Senior Vice President and Chief Financial Officer
DIV CAPITAL CORPORATION
DTS AVIATION SERVICES LLC
DYNCORP AEROSPACE OPERATIONS LLC
DYNCORP INTERNATIONAL LLC
DYNCORP INTERNATIONAL SERVICES LLC
DYN MARINE SERVICES OF VIRGINIA LLC
HELIWORKS LLC
PHOENIX CONSULTING GROUP, LLC
SERVICES INTERNATIONAL LLC
WORLDWIDE MANAGEMENT AND CONSULTING SERVICES LLC
WORLDWIDE RECRUITING AND STAFFING SERVICES LLC

By:	/s/ William T. Kansky
Name: William T. Kansky
Title: Senior Vice President and Chief Financial Officer

CASALS & ASSOCIATES, INC.

By: /s/ William T. Kansky
Name: William T. Kansky
Title: Vice President, Chief Financial Officer and Treasurer

BANK OF AMERICA, N.A.,
as Administrative Agent and Collateral Agent,

By:     /s/ Roberto Salazar
Name: Roberto Salazar
Title: Vice President

[ADDITIONAL LENDER SIGNATURES OMITTED]